Exhibit 24.1
                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each of Bank of America Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Charles M. Berger, James W. Kiser and Paul J. Polking, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) one or more Registration Statements of Bank of America Corporation on Form S-8 relating to the issuance of shares of the Common Stock of Bank of America Corporation pursuant to the Bank of America Corporation Key Employee Stock Plan, as amended and restated, and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statements"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statements under such securities laws, regulations or requirements as may be applicable; and each of Bank of America Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Bank of America Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Bank of America Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statements under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF, Bank of America Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                               BANK OF AMERICA CORPORATION


                               By:      /s/ Hugh L. McColl, Jr.
                                   ----------------------------------------
                                        Hugh L. McColl, Jr.
                                        Chairman and Chief Executive Officer
Dated:   June 29, 2000

         Signature                                      Title                                    Date
         ---------                                      -----                                    ----
/s/ Hugh L. McColl, Jr.                     Chairman, Chief Executive Officer                   June 29, 2000
---------------------------                 and Director
Hugh L. McColl, Jr.                         (Principal Executive Officer)



/s/ James H. Hance, Jr.                     Vice Chairman, Chief                                June 29, 2000
---------------------------                 Financial Officer and Director
James H. Hance, Jr.                         (Principal Financial Officer)



/s/ Marc D. Oken                            Executive Vice President and                        June 29, 2000
---------------------------                 Principal Financial Executive
Marc D. Oken                                (Principal Accounting Officer)



/s/ Charles W. Coker                        Director                                            June 29, 2000
---------------------------
Charles W. Coker


/s/ Alan T. Dickson                         Director                                            June 29, 2000
---------------------------
Alan T. Dickson


/s/ Frank Dowd, IV                          Director                                            June 29, 2000
---------------------------
Frank Dowd, IV


/s/ Kathleen F. Feldstein                   Director                                            June 29, 2000
---------------------------
Kathleen F. Feldstein


                                            Director                                            June    , 2000
---------------------------
Paul Fulton


/s/ Donald E. Guinn                         Director                                            June 29, 2000
---------------------------
Donald E. Guinn


                                            Director                                            June   , 2000
---------------------------
C. Ray Holman


/s/ W.W. Johnson                            Director                                            June 29, 2000
---------------------------
W. W. Johnson


/s/ Kenneth D. Lewis                        President, Chief Operating                          June 29, 2000
---------------------------                 Officer and Director
Kenneth D. Lewis


/s/ Walter E. Massey                        Director                                            June 29, 2000
---------------------------
Walter E. Massey

/s/ O. Temple Sloan, Jr.                    Director                                            June 29, 2000
---------------------------
O. Temple Sloan, Jr.


/s/ Meredith R. Spangler                    Director                                            June 29, 2000
---------------------------
Meredith R. Spangler


                                            Director                                            June   , 2000
---------------------------
Ronald Townsend


                                            Director                                            June   , 2000
---------------------------
Solomon D. Trujillo


/s/ Jackie M. Ward                          Director                                            June 29, 2000
---------------------------
Jackie M. Ward


/s/ Virgil R. Williams                      Director                                            June 29, 2000
---------------------------
Virgil R. Williams

                           Bank of America Corporation

                    Extract of Board of Director Resolutions

                                  June 29, 2000

         RESOLVED, that Charles M. Berger, James W. Kiser and Paul J. Polking be, and each of them with full power to act without the other hereby is, authorized and empowered to sign the aforesaid Registration Statements [relating to the Bank of America Corporation Key Employee Stock Plan] and any amendment or amendments thereto (including any post-effective amendments) on behalf of and as attorneys for the Corporation and on behalf of and as attorneys for any of the following: the chief executive officer, the principal financial officer, the principal accounting officer and any other officer of the Corporation.




                            CERTIFICATE OF SECRETARY
                            ------------------------


         I, ALLISON L. GILLIAM, Assistant Secretary of Bank of America Corporation, a corporation duly organized and existing under the laws of the State of Delaware, do hereby certify that the foregoing is a true and correct extract of resolutions duly adopted by a majority of the entire Board of Directors of said Corporation at a meeting of said Board of Directors held on June 29, 2000, at which meeting a quorum was present and acted throughout and that said resolution is in full force and effect and has not been amended or rescinded as of the date hereof.

         IN WITNESS WHEREOF, I have hereupon set my hand and affixed the seal of said corporation this 12th day of January, 2001.



(SEAL)


                                                 /s/ Allison L Gilliam
                                                 ------------------------
                                                 Allison L. Gilliam
                                                 Assistant Secretary